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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 ______________

                                  F O R M  8-K


                                 CURRENT REPORT


                            Pursuant to Regulation FD
                                Rules 100 and 101


       Date of Report (Date of earliest event reported): December 31, 2001



                         CIT Equipment Collateral 2000-2
                         --------------------------------
             (Exact name of registrant as specified in its charter)





                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        000-31723                                         52-7109880
------------------------                       --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            c/o Chase Manhattan Bank USA, National Association
                1201 North Market Street
                Wilmington, Delaware       19801

              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (302) 428-3372


                                       N/A

         (Former name or former address, if changed since last report.)




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Item 9. Regulation FD Disclosure.

         CIT EQUIPMENT COLLATERAL 2000-2 is reporting its year end servicing report as of December 31, 2001.

Exhibit 99 -- Annual Servicing Report




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT EQUIPMENT COLLATERAL 2000-2

                                           By:  Capita Corporation,
                                                as Servicer

                                           By:    /s/ Eric S. Mandelbaum
                                               --------------------------
                                             Name:   Eric S. Mandelbaum
                                             Title:  Vice President

Dated: February 5, 2002




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The greater-than-or-equal-to sign shall be expressed as................  >=